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                                                                   Exhibit 10.40

                               AMENDMENT NO. 1 TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         THIS AMENDMENT is made and entered into as of November 20, 1998 (the "Amendment"), between POLYVISION COPRPORATION, a New York corporation (the "Company"), and JOSEPH A. MENNITI (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Employment Agreement, dated as of May 1, 1995 (the "Agreement");

         WHEREAS, the Company and the Executive wish to amend the Agreement to reflect their understandings following the closing (the "Closing") of the Company's acquisition of all of the outstanding capital stock of Alliance International Group, Inc. ("AIG") pursuant to the Stock Purchase Agreement, dated as of September 1, 1998, as amended, by and among the Company, AIG, Wind Point Partners III, L.P. and the other stockholders of AIG named therein.

         NOW, THEREFORE, the parties hereto hereby agree that the Agreement be amended as follows:

         1. DEFINITIONS; REFERENCES; CONTINUATION OF AGREEMENT. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Agreement shall continue and remain in full force and effect.

         2. TITLE. The first sentence of Section 3 and subsection 6(d)(vi) of the Agreement shall be revised to reflect the Executive's new title as Chief Executive Officer of the Company.

         3. SALARY. Effective upon the Closing, the annual base salary stated in
Section 4(a) of the Agreement shall be increased during the remaining term of the Executive's employment to $260,000.

         4. ANNUAL BONUS. Effective upon the Closing, the percentage of the Executive's annual base salary which may be paid as an Annual Bonus pursuant to
Section 4(b) of the Agreement shall be increased to up to 50%.

         5. STOCK OPTIONS. In addition to the Stock Options granted to the Executive pursuant to Section 4(c) of the Agreement, effective upon the Closing, the Executive shall be entitled to receive additional stock options (the "1998 Stock Options") to purchase 175,000 shares of


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Company Stock, at an exercise price equal to $1.50 per share, vesting in four equal installments of 43,750 shares on the first, second, third and fourth annual anniversaries of the Closing Date, and pursuant to a customary stock option agreement, which the Executive and the Company shall enter into by no later than the first annual anniversary of the Closing Date. The 1998 Stock Options shall be subject to the same terms set forth in the Agreement as they relate to the Stock Options.

         6. DEFINITION OF "GOOD REASON." Subsections 6(d)(iii) and 6(d)(v) of the Agreement are hereby deleted, and it is hereby confirmed that the issuance of Company Stock to The Alpine Group, Inc. ("Alpine") in connection with the Exchange Agreement, dated as of November 16, 1998, between the Company and Alpine shall not be deemed to constitute a Change of Control.

         7. MITIGATION. Section 10 of the Agreement is hereby deleted in its entirety.

         8. NOTICES. The addresses of the parties for purposes of Section 14 of the Agreement are as follows:

                      If to the Executive:      Mr. Joseph A. Menniti
                                                1912 Merrimac Drive
                                                Toms River, New Jersey 08753

                      If to the Company:        PolyVision Corporation
                                                48-62 36th Street
                                                Long Island City, New York 11101

         9. COUNTERPARTS. This Amendment may be executed in counterparts.

         10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                    POLYVISION CORPORATION


                                    By: /s/ Steven S. Elbaum
                                       ------------------------------------
                                       Name: Steven S. Elbaum
                                       Title: Chairman of the Board

                                       /s/ Joseph A. Menniti
                                    ----------------------------------------
                                                Joseph A. Menniti